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                                 EXHIBIT 10.3.2


                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

         This Third Amendment to Employment Agreement is entered into by and among Abigail Adams National Bancorp, Inc. (the "Company"), The Adams National Bank (the "Bank") and Barbara Davis Blum ("Blum").

         Whereas, the Company, the Bank and Blum entered into an Employment Agreement on March 31, 1993; and

         Whereas, such Employment Agreement was due to expire on December 31, 1994, and

         Whereas, such Employment Agreement was extended on December 30, 1994 by the parties until June 30, 1995 under that certain Amendment to Employment Agreement and further extended until thirty (30) days following the consummation of a sale of the Bancorp shares pledged to Citibank, N.A. under that certain Second Amendment to Employment Agreement; and

         Whereas, the parties hereto wish to extend the Employment Agreement on the same terms and conditions until December 31, 1995;

         Now, therefore, in consideration of the foregoing, the parties hereto agree as follows:

         The Employment Agreement dated March 31, 1993 by and among the Company, the Bank and Blum, as previously amended by that certain Amendment to Employment Agreement and the Second Amendment to Employment Agreement, is hereby amended to extend Blum's term of employment with the Company and the Bank until and including December 31, 1995 and each reference therein to the date December 31, 1994, as amended to read June 30, 1995, and as further amended to read "thirty (30) days following the consummation of a





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sale of the Bancorp shares pledged to Citibank, N.A." is hereby amended to read
December 31, 1995.   All other terms and conditions of Blum's employment shall
remain the same.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to Employment Agreement to be signed by their duly authorized officers pursuant to resolutions approved by their respective Boards of Directors, and by Blum this 26th day of July, 1995.

Abigail Adams National
Bancorp, Inc.


By:  /s/ Kimberly J. Levine                 /s/ Barbara Davis Blum
    ------------------------               ------------------------
                                                Barbara Davis Blum

Title:  SVP & Treasurer
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The Adams National Bank

By:  /s/ Kimberly J. Levine
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Title:  SVP & Treasurer
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